U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 16, 2003

                               S3I Holdings, Inc.
                          (formerly Axtion Foods, Inc.)
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                   001-31347                     98-0336674
                    -------                      ----------
             (Commission File No.) (IRS Employer Identification No.)


                     5927 Priestly Drive, Carlsbad, Ca 92110

                                 (760) 602-1946

              (Address and telephone number of principal executive
                         offices and place of business)

Item 1. Changes in Control of Registrant

See Item 2 herein.

Item 2. Acquisition or Disposition of Assets

Effective April 16, 2003, S3I Holdings, Inc. (the "Company") closed a definitive agreement to acquire all of the issued and outstanding capital stock of Securesoft Systems, Inc., a Delaware corporation ("S3I"), making S3I a wholly-owned subsidiary of the Company, and exchanging all of S3I's capital stock for shares of Company's authorized but un-issued shares of common stock as provided in a written agreement attached hereto as Exhibit 10.1 and incorporated herein by reference. In connection with this agreement, the Company changed its name from Axtion Foods, Inc. to S3I Holdings, Inc.

Further in connection with this agreement, the controlling shareholders of the Company have surrendered their stock in exchange for transfer of all right, title and interest to the sports nutrition products developed by the Company since its inception. In accordance with that agreement, it is the intention of the parties that the Company would acquire all of the issued and outstanding capital stock of S3I in exchange solely for the number of shares of the Company's authorized but un-issued common stock and that the exchange qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and the exchange qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933 and under the applicable securities laws of each state or jurisdiction where the shareholders reside.

Further in connection with said agreement, the Company's sole officer and director resigned and appointed Fred Villella, Wayne Yamamoto, and Luke C. Zouvas as an additional Directors, to become the Remaining Directors upon the resignation of Julia Reynolds; and Julia Reynolds, resigned from all corporate offices; effective upon, and only upon, the written acceptance of office by Fred Villella, Wayne Yamamoto, and Luke C. Zouvas which written acceptance was delivered.

Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Accountants

None

Item 5. Other Events

None

Item 6. Resignation & Appointment of Directors

See Item 2.

Item 7. Financial Statements Pro Forma Financial & Exhibits

Exhibit 10.1
Definitive Agreement

Item 8. Change in Fiscal Year

None


Item 9. Regulation FD Disclosure.


None


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics


None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S3I Holdings, Inc.
By: /s/ Luke Zouvas
-----------------------------
Luke Zouvas, Director

Dated: April 16, 2003

 Exhibit 10.1
                             ----------------------


                      AGREEMENT AND PLAN OF REORGANIZATION

                                  by and among

                               AXTION FOODS, INC.
                                   as Acquirer

                            SECURESOFT SYSTEMS, INC.
                                   as Acquiree

                                       and

                               the Shareholders of
                            SECURESOFT SYSTEMS, INC.
                      as more particularly set forth herein

                             -----------------------




                                February 15, 2003



                                     10.1-1

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into this 15th day of February, 2003 by and among AXTION FOODS, INC., a Nevada corporation (hereinafter referred to as "AXFO"), SECURESOFT SYSTEMS, INC., a Delaware corporation (hereinafter referred to as "S3I"), and the shareholders of S3I listed on the signature page and on Exhibit A hereto constituting all of the shareholders of S3I (hereinafter referred to as the "S3I Shareholders").


                                    RECITALS

         A. The S3I Shareholders own all of the issued and outstanding shares of the capital stock of S3I as set forth on Exhibit A hereto.

         B. AXFO is willing to acquire all of the issued and outstanding capital stock of S3I, making S3I a wholly-owned subsidiary of AXFO, and the S3I Shareholders desire to exchange all of their shares of S3I's capital stock for shares of AXFO's authorized but unissued shares of Common Stock as hereinafter provided.

         C. It is the intention of the parties hereto that: (i) AXFO shall acquire all of the issued and outstanding capital stock of S3I in exchange solely for the number of shares of AXFO's authorized but unissued common stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the "Act") and under the applicable securities laws of each state or jurisdiction where the Shareholders reside.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1.   EXCHANGE OF SHARES

         1.1 Exchange of Shares. AXFO and the S3I Shareholders hereby agree that the S3I Shareholders shall, on the Closing Date (as hereinafter defined), exchange all of their issued and outstanding shares of the capital stock of S3I (the "Shares") for the shares of AXFO Common Stock, $0.001 par value (the "AXFO Shares") set forth in Exhibit A attached hereto. The number of shares of capital stock owned by each shareholder of S3I and the number of shares of AXFO Common Stock which each will be entitled to receive in the Exchange is set forth in Exhibit A attached hereto.


         1.2 Delivery of Shares. On the Closing Date, the S3I Shareholders will deliver to AXFO the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make AXFO the sole owner thereof.
Simultaneously, AXFO will deliver certificates representing the AXFO Shares to the S3I Shareholders.

         1.3 Tax-Free Reorganization. The S3I Shareholders acknowledge that, in the event that capital stock of S3I representing at least 80% in interest of S3I is not exchanged for shares of AXFO Common Stock pursuant hereto, the Exchange will not qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

                                     10.1-2

         1.4 Investment Intent. The AXFO Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be resold unless the AXFO Shares are registered under the Act or an exemption from such registration is available. The S3I Shareholders represent and warrant that each of them is acquiring the AXFO Shares for his, her, or its own account, for investment, and not with a view to the sale or distribution of the AXFO Shares. Each certificate representing the AXFO Shares will have a legend thereon incorporating language as follows:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration has been established, or unless sold pursuant to Rule 144 of the Securities Act of 1933.


SECTION 2.  REPRESENTATIONS AND WARRANTIES OF S3I AND S3I SHAREHOLDERS

         S3I and the S3I Shareholders (to the best of the S3I Shareholders' knowledge and belief as to S3I, except with respect to Sections 2.2 and 2.14 hereafter as to which the representation and warranty shall be unqualified as to each S3I Shareholder's respective interest) hereby represent and warrant as follows:

         2.1 Organization and Good Standing; Ownership of Shares. S3I is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. S3I is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. S3I does not have any subsidiaries. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either S3I or the S3I Shareholders to issue, sell or transfer any stock or other securities of S3I, except simultaneously herewith.

         2.2 Ownership of Shares. The S3I Shareholders are the owners of record and beneficially of all of the shares of capital stock of S3I, all of which Shares are free and clear of all rights, claims, liens and encumbrances, and which shares have not been sold, pledged, assigned or otherwise transferred, except pursuant to this Agreement.

         2.3 Financial Statements, Books and Records. There has been previously delivered to AXFO the un-audited financial statements of S3I as of December 31, 2002 and December 31, 2001. The financial statements fairly represent the financial position of S3I as of this date. S3I is in the process of having their financial statements audited as of the same dates and should be completed as of February 15, 2003.

         2.4 No Material Adverse Changes. Since the date of the Balance Sheet there has not been and there will not be before the date of closing:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of S3I;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of S3I, whether or not covered by insurance;

                                     10.1-3

         (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the S3I's capital stock;

         (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by S3I of any properties or assets; or

         (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         2.5 Taxes. S3I has prepared and filed all appropriate federal, state and local tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

         2.6 Compliance with Laws. S3I has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of S3I.

         2.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

        (i) violate any provision of the Articles of Incorporation or By-Laws of S3I;

        (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which S3I is a party or by or to which it or any of its assets or properties may be bound or subject;

        (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, S3I, or upon the properties or business of S3I; or

        (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of S3I.

         2.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving S3I. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving S3I or any of its properties or assets. There is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

         2.9 Brokers or Finders. No broker's or finder's fee will be payable by S3I in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by S3I or the Shareholders.

         2.10 Real Estate. Except as set forth on Schedule 2.10, S3I neither owns real property nor is a party to any leasehold agreement.

                                     10.1-4

         2.11 Tangible and Intangible Assets. S3I has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, patents, licenses owned or leased or licensed by S3I, any related capitalized items or other tangible or intangible property material to the business of S3I (the "Tangible and Intangible Assets"). S3I holds all rights, title and interest in all the Tangible and Intangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances except as set forth on Schedule 2.11. All of the Tangible and Intangible Assets are in good operating condition and repair and are usable in the ordinary course of business of S3I and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

         2.12 Liabilities. S3I does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, S3I will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

         2.13 Operations of S3I. Except as set forth on Schedule 2.13, from the date of the Balance Sheet and through the Closing Date hereof S3I has not and will not have:

                  (i)      incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of S3I except in the ordinary course of business; or

          (vi) materially increased the annual legal of compensation of any executive employee of S3I;

          (vii) increased, terminated, amended or otherwise modified any plan for the benefit of employees of S3I;

          (viii) issued any equity securities or rights to acquire such equity securities; or

          (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         2.14 Capitalization. The authorized capital stock of S3I consists of 100,000,000 shares of common stock of which 16,564,144 shares are presently issued and outstanding in addition to 3,512,500

                                     10.1-5
options to purchase the same
number of common stock shares. Fully diluted outstanding shares total 20,076,644. Neither S3I nor the Shareholders has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of S3I.

         2.15 Full Disclosure. No representation or warranty by S3I or the S3I Shareholders in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to AXFO pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of S3I.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF AXFO

         AXFO hereby represents and warrants to S3I and the Shareholders as follows:

         3.1 Organization and Good Standing. AXFO is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The authorized capital stock of AXFO consists of 100,000,000 shares of Common Stock, of which approximately 26,982,000 shares will issued and outstanding. AXFO is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by AXFO or the nature of the business transacted by it make such license or qualification necessary. AXFO does not have any subsidiaries.

         3.2 The AXFO Shares. The AXFO Shares to be issued to the S3I Shareholders have been or will have been duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

         3.3 Financial Statements; Books and Records. The unaudited financial statements of AXFO as of December 31 and September 30, 2002 and the audited financial statements as of June 30, 2002 and June 30, 2001 along with statements of operations for the years then ended previously delivered were prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods, and such financial statements fairly represent the financial position of AXFO as at such dates and the results of its operations for the years then ended.

         3.4 No Material Adverse Changes. Since December 31, 2002, there has not been:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of AXFO;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of AXFO, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of AXFO's capital stock;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by AXFO of any properties or assets; or

                                     10.1-6

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         3.5 Compliance with Laws. AXFO has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to their businesses which, if not complied with, would materially and adversely affect the business of AXFO or the trading market for the shares of AXFO's Common Stock.

         3.6 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Incorporation or By-Laws of AXFO;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which AXFO is a party or by or to which it or any of its assets or properties may be bound or subject;

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, AXFO or upon the securities properties or business of AXFO; or

          (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.

         3.7 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving AXFO. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving AXFO or any of its properties or assets. Except as set forth on Schedule 3.7, there is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

         3.8 Brokers or Finders. No broker's or finder's fee will be payable by AXFO in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by AXFO.

         3.9 Liabilities. AXFO does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, mining claims, environmental claims any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the June 30 and Decembeer 31, 2002 financial statements. As of the Closing Date, AXFO will not have any Liabilities, other than Liabilities fully and adequately reflected on the December 31, 2002 Balance Sheet, except for Liabilities incurred in the ordinary course of business.

         3.10 OTC Bulletin Board. AXFO's shares are traded on the OTC Bulletin Board under the symbol "AXFO". AXFO is currently subject to filing periodic reports under the Securities Exchange Act of 1934 and thereon will file its Form 10Q-SB for the quarter ending December 31, 2002 prior to Closing.

                                     10.1-7

         3.11     Operations of AXFO.   Since June 30, 2002 and through the
Closing Date hereof, AXFO has not and will not have:

          (i) incurred any indebtedness for borrowed money;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

          (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of AXFO except mining claims and related assets in the ordinary course of business; or

          (vi) incurred any compensation for any executive employee of AXFO;

          (vii) adopted, increased, terminated amended or otherwise modified any plan for the benefit of employees of AXFO;

          (viii) issued any equity securities or rights to acquire such equity securities except as described herein; or

          (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         3.11 Authority to Execute and Perform Agreements. AXFO has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of AXFO enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by AXFO of this Agreement, in accordance with its respective terms and conditions will not:

          (i) require the approval or consent of any governmental or regulatory body, the Shareholders of AXFO or the approval or consent of any other person;

          (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to AXFO or any instrument, contract or other agreement to which AXFO is a party or by or to which AXFO is bound or subject; or

          (iii) result in the creation of any lien or other encumbrance on the assets or properties of AXFO.

                                     10.1-8

         3.12 Full Disclosure. No representation or warranty by AXFO in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to S3I or the S3I Shareholders pursuant hereto or in connection with the execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of AXFO. The foregoing notwithstanding, all of the aforementioned representations and warranties are qualified to the extent that any of the companies or businesses acquired or to be acquired pursuant to S3I's acquisition program may include events, conditions or circumstances involving matters contemplated by such representations and warranties, the disclosure of which will not be made pursuant to this Agreement.

SECTION 4.  COVENANTS

         4.1 Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

         4.2 Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

         4.3 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         4.4 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of two (2) years from the date hereof; provided, however, such obligation shall not apply to information which:

          (i) at the time of disclosure was public knowledge;

          (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

          (iii) the receiving party had within its possession at the time of disclosure.

         4.5 Stock Certificates. At the Closing, the S3I Shareholders shall have delivered the certificates representing the Shares duly endorsed (or with executed stock powers) so as to make AXFO the sole owner thereof. At such Closing, AXFO shall issue to the S3I Shareholders the AXFO Shares as applicable.

         4.6 Investment Letters. The S3I Shareholders shall have delivered to AXFO an "Investment Letter" agreeing that the Shares are being acquired for investment purposes only and not with the view to public resale or distribution.

                                     10.1-9

         4.7. Board of Directors of AXFO. On the Closing Date, the Board of Directors of AXFO shall include Julia Reynolds and/or other persons designated by the S3I Shareholders. The present officers and directors of AXFO (and any other persons) shall resign as officers and directors of AXFO.

         4.8 Action by Shareholders of AXFO. On or prior to the Closing Date, the Board of Directors and the Shareholders of AXFO shall have approved a filing of any Articles of Amendment to the Articles of Incorporation of AXFO.

SECTION 5.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF AXFO

         Notwithstanding any right of S3I and the S3I Shareholders fully to investigate the affairs of AXFO, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of AXFO contained in this Agreement or in any document delivered by AXFO or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

SECTION 6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF S3I AND THE S3I SHAREHOLDERS

         Notwithstanding any right of AXFO fully to investigate the affairs of S3I, AXFO has the right to rely fully upon the representations, warranties, covenants and agreements of S3I and the S3I Shareholders contained in this Agreement or in any document delivered to AXFO by the latter or any of their representatives in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

SECTION 7.  INDEMNIFICATION

         7.1 Obligation of AXFO to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 5, AXFO hereby agrees to indemnify, defend and hold harmless S3I and the S3I Shareholders from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of AXFO contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         7.2 Obligation of S3I and the S3I Shareholders to Indemnify. Subject to the limitations on the survival of representations and warranties contained in
Section 6, S3I and the S3I Shareholders agree to indemnify, defend and hold harmless AXFO from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant


                                    10.1-10
or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.


SECTION 8.  THE CLOSING

         The Closing shall take place simultaneously with the execution of this Agreement or at such other later time or place as may be agreed upon by the parties hereto. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.


SECTION 9.  MISCELLANEOUS

         9.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

         9.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

         9.3 Assignment. This Agreement is not assignable except by operation of law.


         9.4 Notices. Until otherwise specified in writing, he mailing addresses of both parties of this Agreement shall be as follows:



         S3I:                                     SECURESOFT SYSTEMS, INC.
                                                  5927 Priestly Dr., Ste. 101
                                                  Carlsbad, CA  92008

         Shareholders:                            Christopher Berlandier
                                                  5927 Priestly Dr., Ste. 101
                                                  Carlsbad, CA  92008

         AXFO                                     AXTION FOODS, INC
                                                  c/o Kennan E. Kaeder
                                                  Attorney at Law
                                                  110 West C Street, Suite 1904
                                                  San Diego, Ca 92101

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

                                    10.1-11

         9.5 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

         9.6 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the Shares and the AXFO Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto. No amendment of this Agreement shall be enforceable unless signed by the party to be charged with performance thereto.

         9.7 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         9.8 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

         9.10 Professional Advice. Each party hereto, including each and every individual shareholder of S3I, has been provided with adequate opportunity to consult with legal, tax and accounting professionals of their own independent selection regarding the legal, tax and accounting implications of entering into this Agreement and hereby warrants, covenants and agrees that he/she/it has not relied on any oral or written communication or advice by another party or any agent, accountant or attorney of another party except as otherwise specifically set forth herein with respect to the accuracy of financial statements.

         9.11 Expenses. Each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation the fees and expenses of legal counsel and certified public accountants.

         9.12 Brokers. The parties hereto warrant, covenant and agree that there has been no act or omission by any party hereto that would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

         9.13 Successors and Assigns. All rights and obligations created by this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.


         9.14     Choice of Law, Binding Arbitration and Attorney's Fees.

         Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including any purchase or exchange of capital stock, shall be resolved under California law without regard to conflicts of laws except insofar as securities issues are concerned which shall be resolved by reference to the federal securities laws through binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the

                                    10.1-12
arbitrator(s) may be
entered in any court having jurisdiction thereof. Should any arbitration or lawsuit be filed pursuant to or as a consequence of this Agreement, including an action for declaratory relief, the prevailing party shall be entitled to the recovery of reasonable attorney's fees in addition to costs. Venue for any controversy or claim, regardless of whether filed in arbitration or court, shall be in the City of San Diego, California. The parties hereto may wish to seek the advice of legal counsel of their own choosing regarding the importance of this paragraph. Execution of this document will result in a waiver of the right to a jury trial and other procedures inherent in civil litigation in the event of a dispute concerning this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                       AXTION FOODS, INC.


                       By:/s/ Julia Reynolds
                       Name:  Julia Reynolds
                       Its:   CEO


                       SECURESOFT SYSTEMS, INC.

                       By:/s/Chris Berlandier
                       Name: Chris Berlandier
                       Its:  CEO


                       SHAREHOLDERS:


                       /s/Christopher Berlandier
                       Christopher Berlandier


                       /s/Fred Villella
                       Fred Villella









                                    10.1-13

                                   Exhibit A

                     EXCHANGE WITH SECURESOFT SYSTEMS, INC.




                               Shares of Shares of
Name of                        S3I to                              AXFO to be
Shareholder                    be Exchanged                        Received



All Shareholders               16,564,144                         16,564,144
As a Group

Option Shareholders (1)          3,512,500                          3,512,500

Total shares to be issued       20,076,644                         20,076,644


(1) - AXFO will issue shares for all Option shares in Securesoft, Inc. to be held in abeyance until said options are exercised by Securesoft, Inc.'s option shareholders. Therefore, total shares to be issued in exchange with Securesoft will be 20,076,644 and total shares issued and outstanding will be 16,564,144.
















                                    10.1-14